UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 13, 2004

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7134	11-1800515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5456 McConnell Avenue, Los Angeles, California	90066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 827-2737

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number
99.1	Press Release of Mercury Air Group, Inc., dated May 13, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

          On May 13, 2004 Mercury Air Group, Inc., ( the “Company”) issued a press release announcing, among other things, its financial results for the three- and nine-month periods ended March 31, 2004. The press release is incorporated herein to this Form 8-K by reference and a copy of this press release is attached hereto as Exhibit 99.1.

          The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY AIR GROUP, INC. (Registrant)

Date May 17, 2004	/S/ Robert Schlax Robert Schlax Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release of Mercury Air Group, Inc., dated May 13, 2004.